UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2007
UDR, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-10524 (Commission File Number)	54-0857512 (I.R.S. Employer Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
     On April 23, 2007, UDR, Inc. (the “Company”), issued a press release announcing the redemption of all outstanding shares of the Company’s 8.60% Series B Cumulative Redeemable Preferred Stock held on May 29, 2007, the redemption date, for a cash redemption price of $25 per share plus accrued and unpaid dividends to the redemption date. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 23, 2007.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, INC.
Date: April 24, 2007	/s/ David L. Messenger
David L. Messenger
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 23, 2007.